UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  April 1, 2005



                               CHEMED CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Delaware                         1-8351                  31-0791746
------------------            ------------------------     ----------------
 (State or other              (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                          Identification
  incorporation)                                               Number)



          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH    45202
          -------------------------------------------------------  ---------
               (Address of principal executive offices)            (Zip Code)



               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (513) 762-6900


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Items.

On April 7, 2005, the registrant announced the Office of Inspector General ("OIG") for the Department of Health and Human Services has served its VITAS Healthcare Corporation ("Vitas") subsidiary with civil subpoenas relating to VITAS' alleged failure to appropriately bill Medicare and Medicaid for hospice services. As part of this investigation, the OIG has selected 80 sets of patient records from each of VITAS' three largest programs for review. In addition, another 80 patient records were selected from various programs. These patient records cover the time period 1997 through the current period. It also seeks policies and procedures from 1998 to present covering admissions, certifications, recertifications, and discharges.

VITAS, as the nation's largest provider of end-of-life care, frequently consults with governmental agencies, institutions and hospice associations concerning such matters as benefit policies, patient care, clinical studies and systems capabilities. Based upon this experience, we believe VITAS has developed systems and procedures that meet or exceed those necessary to support Medicare and Medicaid billings.

The OIG has not disclosed the origin of the subpoenas or investigation. We are unable to predict the outcome of the investigation or the impact, if any, that the investigation may have on the business, results of operations, liquidity or capital resources.


Item 9.01     Financial Statements and Exhibits.

                c) Exhibits
                                  (99.1) Registrant's press release dated
                                   April 7, 2005.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     CHEMED CORPORATION




Dated:   April 8, 2005              By:   /s/ Arthur V. Tucker, Jr.
        --------------                   --------------------------
                                             Arthur V. Tucker, Jr.
                                             Vice President and Controller